Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of Orchid Island Capital, Inc. (the "Company") for the period ended December 31, 2016 to be filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Robert E. Cauley, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of, and for the periods covered by, the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934

February 17, 2017	/s/ Robert E. Cauley
Robert E. Cauley Chairman of the Board, Chief Executive Officer and President